WARRANT AMENDMENT AGREEMENT

            This Warrant Amendment Agreement (the “Agreement”), dated as of August ___, 2014, is by and among The Alkaline Water Company Inc., a Nevada corporation (the “Company”) and the undersigned holder of common stock purchase warrants (“Existing Warrants”) of the Company (the “Holder”).

             WHEREAS, the Holder currently holds the Existing Warrants as set forth on the Holder’s signature page attached hereto; and

            WHEREAS, the parties wish to amend certain terms of the Existing Warrants in consideration for the immediate exercise of the Existing Warrants by the Holder and, pursuant to Section 4(a)(2) of the Securities Act, the issuance of new common stock purchase warrants of the Company (“New Warrants”) to the Holder.

            NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Holders and the Company agree as follows:

ARTICLE I
DEFINITIONS

            Section 1.1        Definitions. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Existing Warrants.

ARTICLE II
EXERCISE OF WARRANTS,
AMENDMENTS AND OTHER AGREEMENTS

            Section 2.1        Exercise of Existing Warrants. Holder hereby agrees to exercise all of such Holder’s Existing Warrants (except to the extent indicated on the signature page hereto) at an exercise price of $0.10 per share, otherwise pursuant to the terms of the Existing Warrants. At the Closing (as defined below), the Holder shall deliver the aggregate cash exercise price for such Existing Warrants to the bank account designated in writing by the Company. This Agreement shall act as a duly executed Notice of Exercise and no additional notice shall be required by the Holder for the exercise of the Existing Warrants. At the Closing, the Company shall deliver to the Holder the shares underlying the Existing Warrants (the “Existing Warrant Shares”) via DRS as set forth on the Holder’s signature page hereto. Such Existing Warrant Shares shall be subject to an effective registration statement registering the sale or resale, as the case may be, of such Existing Warrant Shares.

            Section 2.2        Issuance of New Warrants. The Holder shall be issued New Warrants (hereinafter also referred to as “Warrants”) in the form of the Existing Warrants to purchase up to a number of shares of Common Stock equal to the number of Existing Warrants exercised by the Holder hereunder provided that the exercise price thereunder shall be $0.125 , subject to adjustment therein. The shares of Common Stock underlying such Warrants shall be referred to herein as the “New Warrant Shares”. The date of the closing of the exercise of the Existing Warrants and other transactions contemplated hereunder shall be referred to as the “Closing”. The Company and the Holder hereby agree that the term “Warrants” and “Warrant Shares” as defined under that certain Securities Purchase Agreement, dated November 4, 2013 shall hereafter be deemed to include the New Warrants and New Warrant Shares issued hereunder and the Company shall have the same obligations to the Holder, and the Holder the same rights, with respect to the New Warrants and New Warrant Shares as a holder of the Warrants and Warrant Shares under such Securities Purchase Agreement (whether or not the Holder was originally a party to such agreement). Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to file a registration statement registering the New Warrants or New Warrant Shares for sale or resale under the Securities Act. The New Warrants and underlying New Warrant Shares may only be disposed of in compliance with state and federal securities laws.

            Section 2.3        Filing of Form 8-K and Prospectus Supplement. Within 1 Trading Day of the date hereof, the Company shall issue a Current Report on Form 8-K (and any prospectus supplement relating to the Existing Warrants if required by law), reasonably acceptable to each Holder.

            Section 2.4        Conditions to Holder’s Obligations. The obligations of the Holder hereunder in connection with the Closing are subject to the following conditions being met:

            (a)        the accuracy in all material respects on the date of the Closing of the representations and warranties of the Company contained herein;

            (b)        a registration statement registering the all of the Existing Warrant Shares for sale or resale, as the case may be, shall be effective as of the Closing Date and the Company shall have filed a prospectus supplement to such registration statement permitting the sale or resale, as the case may be, of the Existing Warrant Shares;

            (c)        all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing shall have been performed;

            (d)        the delivery of a Secretary’s Certificate, attaching the Board of Directors resolutions approving the transactions contemplated hereby;

            (e)        there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

            (f)        from the date hereof to the Closing, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Holder, makes it impracticable or inadvisable to consummate the transactions hereunder.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

            Section 3.1        Representations and Warranties of the Company. The Company hereby make the representations and warranties set forth below to the Holder that as of the date of its execution of this Agreement:

            (a)        Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

            (b)        No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

            (c)        Organization; Capitalization. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada. The Warrants and Warrant Shares, when issued in accordance with the terms of this Agreement and the Warrants, will be duly authorized, validly issued, fully paid and nonassessable.

            (d)        Issuance of the New Warrants; Registration of Existing Warrant Shares. The New Warrants are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The New Warrant Shares underlying the New Warrants, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Existing Warrants. The Company has prepared and filed a registration statement(s) in conformity with the requirements of the Securities Act, which are currently effective and available for use by the Company for the sale, or by the Holder for resale, as the case may be, of the Existing Warrant Shares. No stop order preventing or suspending the effectiveness of such registration statement or suspending or preventing the use of the prospectuses thereunder has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. At the time such registration statements and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, such registration statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus and any amendments or supplements thereto, at time such prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            Section 3.2        Representations and Warranties of the Holder. The Holder hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement:

            (a)        Due Authorization. The Holder represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by the Holder and constitutes the valid and binding obligation of the Holder, enforceable against it in accordance with its terms.

            (b)        No Conflicts. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Holder’s organizational or charter documents, or (ii) conflict with or result in a violation of any agreement, law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority which would interfere with the ability of the Holder to perform its obligations under this Agreement.

            (c)        Own Account. Such Purchaser understands that the New Warrants and the New Warrant Shares, when issued, will be “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the New Warrants and New Warrant Shares as principal for its own account and not with a view to or for distributing or reselling such New Warrants and New Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such New Warrants and New Warrant Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such New Warrants or New Warrant Shares in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the New Warrants and New Warrant Shares pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the New Warrants and New Warrant Shares hereunder in the ordinary course of its business.

            (d)        Purchaser Status. At the time such Purchaser was offered the New Warrants, it was, and as of the date hereof it is, and on each date on which it exercises any New Warrants, it will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

            (e)        General Solicitation. Such Purchaser is not entering into this Agreement as a result of any advertisement, article, notice or other communication regarding the transactions contemplated hereunder published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

ARTICLE IV
MISCELLANEOUS

            Section 4.1        Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

            Section 4.2        Survival. All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the exercise of the Existing Warrants and the issuance of the New Warrants. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

            Section 4.3        Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

            Section 4.4        Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

            Section 4.5        Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the Warrant.

            Section 4.6        Entire Agreement. The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

            Section 4.7        Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            Section 4.8        Termination. This Agreement may be terminated by any Holder, as to such Holder’s obligations hereunder, by written notice to the other parties, if the Closing has not been consummated on or before August 22, 2014.

            Section 4.10      Fees and Expenses. Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Warrants or Warrant Shares.

***********************

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

THE ALKALINE WATER COMPANY INC.

By: __________________________________________
       Name:
       Title:

[HOLDER SIGNATURE PAGES TO WTER
WARRANT AMENDMENT AGREEMENT]

            IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: __________________________________________________________________________________________________
Signature of Authorized Signatory of Holder: ___________________________________________________________________________
Name of Authorized Signatory: ______________________________________________________________________________________
Title of Authorized Signatory: _______________________________________________________________________________________
Email Address of Holder: ___________________________________________________________________________________________

Registration Name and Address for Existing Warrant Shares and New Warrants:

______________________________________________________________________________________________________________
______________________________________________________________________________________________________________
______________________________________________________________________________________________________________

Tax ID#: ______________

Address for Delivery of New Warrants for Holder (if not same as above):

Number of Existing Warrants: ______________
[Excluded Existing Warrants:________________]

Aggregate Exercise Price (@ $0.10): $______________

New Warrants (100% of Existing Warrants): _________________